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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 20, 2000




                         WESTERFED FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)




         Delaware                        0-22772                 81-0487794
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(State or other jurisdiction       (Commission File No.)       (IRS Employer
    of incorporation)                                        Identification No.)





  110 East Broadway, Missoula, Montana                       59802
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(Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (406) 721-5254




                                       N/A
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          (Former name or former address, if changed since last report)



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Item 5.        Other Events

        On September 20, 2000, WesterFed Financial Corporation issued the press release attached as Exhibit 99 announcing the execution of a definitive merger agreement with Glacier Bancorp, Inc. providing for the acquisition of WesterFed by Glacier. The merger agreement and the related stock option agreement are attached as Exhibits 2.1 and 2.2.

Item 7.        Financial Statements and Exhibits

        (c)     Exhibits

                2.1 Plan and Agreement of Merger, dated September 20, 2000, between Glacier Bancorp, Inc. and WesterFed Financial Corporation

                2.2 Stock Option Agreement, dated September 20, 2000, between Glacier Bancorp, Inc. and WesterFed Financial Corporation

                99      Press Release dated September 20, 2000




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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          WESTERFED FINANCIAL CORPORATION




Date: September 25, 2000                  By: /s/ Ralph K. Holliday
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                                          Ralph K. Holliday, President and Chief
                                          Executive Officer